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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 25, 2003
                                                          ---------------

                           Commonwealth Edison Company
                           ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Illinois                       1-1839                   36-0938600
         --------                       ------                   ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)

    10 South Dearborn Street - 37th Floor
    P.O. Box 805379
    Chicago, Illinois                                             60680-5379
 (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (312) 394-4321
                                                    --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

     On August 25, 2003, Commonwealth Edison Company (the "Company") sold $250,000,000 aggregate principal amount of First Mortgage 4.74% Bonds, Series 102, Due August 15, 2010 (the "Bonds") pursuant to an Underwriting Agreement, dated as of August 18, 2003 (the "Underwriting Agreement"), between the Company and Banc One Capital Markets, Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as the Representatives of the Underwriters named therein. The Underwriting Agreement is attached to this report as Exhibit 1.1.

     Also attached to this report as Exhibit 4.4 is the Supplemental Indenture, dated as of August 13, 2003, to the Company's Mortgage dated July 1, 1923, creating the Bonds.

     In connection with the issuance of the Bonds, Sidley Austin Brown & Wood LLP provided the Company with the legal opinion attached to this report as
Exhibit 5.1.

     The Bonds were registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (Registration No. 333-99363), which was declared effective by the Securities and Exchange Commission on January 13, 2003.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  The exhibits accompanying this report are listed in the accompanying
Exhibit Index.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Commonwealth Edison Company


Date:  August 25, 2003                 By:  /s/ J. Barry Mitchell
                                            ---------------------
                                            J. Barry Mitchell
                                            Vice President and Treasurer

                                        3
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                                  EXHIBIT INDEX

     The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-99363, as noted below:

                 Registration
8-K              Statement
Exhibit No.      Exhibit No.      Description
-----------      ------------     -----------
1.1              1-1-2            Underwriting Agreement, dated as of August 18, 2003, between Commonwealth
                                  Edison Company and Banc One Capital Markets, Inc., J.P. Morgan Securities
                                  Inc. and Wachovia Capital Markets, LLC as the Representatives of the
                                  Underwriters named therein.

4.4              4-4-2            Supplemental Indenture, dated as of August 13, 2003.

5.1              5-1-3            Opinion of Sidley Austin Brown & Wood LLP.